UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  January 10, 1998
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                       COMMONWEALTH BIOTECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

               Virginia                               001-13467                             56-1641133
               --------                               ---------                             ----------
   (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            incorporation)

     911 East Leigh Street, Suite G-19, Richmond, Virginia           23219
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        (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:  (804) 648-3820
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                                      N/A
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         (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On January 10, 1998, the Registrant issued a press release detailing the Registrant's earnings for the 1997 fiscal year. Such press release is included as an exhibit to this Current Report on Form 8-K.


Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                           Not applicable.

         (b)      Pro Forma Financial Information.

                           Not applicable.

         (c)      Exhibits.

                  99.1  Press Release, dated January 10, 1998,
                        announcing the Registrant's earnings for the 1997 fiscal year.

                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            COMMONWEALTH BIOTECHNOLOGIES, INC.



                                            By:     /s/ Robert B. Harris, Ph.D.
                                                -------------------------------
                                                     Robert B. Harris, Ph.D.
                                                     President

January 11, 1998

                                  EXHIBIT INDEX


Number            Description of Exhibit
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99.1              Press Release, dated January 10, 1998.